8. Inventories (Details) In Thousands, unless otherwise specified	Dec. 31, 2013 USD ($)	Dec. 31, 2012 USD ($)	Dec. 31, 2013 ZHEJIANG TIANLAN CNY	Dec. 31, 2012 ZHEJIANG TIANLAN CNY	Dec. 31, 2013 ZHEJIANG JIAHUAN CNY	Dec. 31, 2012 ZHEJIANG JIAHUAN CNY
Raw materials	$ 124	$ 147	7,425	6,321	2,680	1,689
Work in progress	47	59	5,485	1,264	15,068	12,302
Finished goods	323	447	2,066	1,569	20,410	17,647
Inventory	$ 494	$ 653	14,976	9,154	38,158	31,638